POWER OF ATTORNEY

STATE OF KANSAS            )
                           ) ss.
COUNTY OF SHAWNEE          )

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Michael G. Odlum and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign the Registration Statement on Form N-14 applicable to the SBL Fund, File Number 333-13224 and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2006.


DONALD A. CHUBB, JR.
------------------------------------------------------
Donald A. Chubb, Jr.

SUBSCRIBED AND SWORN to before me this 4th day of April, 2006.

                                                     Shelley R. Gower
                                                     Notary Public

My Commission Expires:
April 7, 2010

                                POWER OF ATTORNEY


STATE OF KANSAS            )
                           ) ss.
COUNTY OF SHAWNEE          )


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Michael G. Odlum and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign the Registration Statement on Form N-14 applicable to the SBL Fund, File Number 333-13224 and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2006.


JOHN D. CLELAND
------------------------------------------------------
John D. Cleland


SUBSCRIBED AND SWORN to before me this 4th day of April, 2006.

                                                     Shelley R. Gower
                                                     Notary Public

My Commission Expires:
April 7, 2010

                                POWER OF ATTORNEY

STATE OF KANSAS            )
                           ) ss.
COUNTY OF SHAWNEE          )


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Michael G. Odlum and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign the Registration Statement on Form N-14 applicable to the SBL Fund, File Number 333-13224 and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2006.



HARRY W. CRAIG, JR.
------------------------------------------------------
Harry W. Craig, Jr.


SUBSCRIBED AND SWORN to before me this 4th day of April, 2006.

                                                     Shelley R. Gower
                                                     Notary Public

My Commission Expires:
                                  April 7, 2010

                                POWER OF ATTORNEY

STATE OF KANSAS            )
                           ) ss.
COUNTY OF SHAWNEE          )


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Michael G. Odlum and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign the Registration Statement on Form N-14 applicable to the SBL Fund, File Number 333-13224 and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of April, 2006. .


JERRY B. FARLEY
------------------------------------------------------
Jerry B. Farley


SUBSCRIBED AND SWORN to before me this 4th day of April, 2006.

                                                     Shelley R. Gower
                                                     Notary Public

My Commission Expires:
April 7, 2010

                                POWER OF ATTORNEY

STATE OF KANSAS            )
                           ) ss.
COUNTY OF SHAWNEE          )


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Michael G. Odlum and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign the Registration Statement on Form N-14 applicable to the SBL Fund, File Number 333-13224 and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2006.



PENNY A. LUMPKIN
------------------------------------------------------
Penny A. Lumpkin


SUBSCRIBED AND SWORN to before me this 4th day of April, 2006.

                                                     Shelley R. Gower
                                                     Notary Public

My Commission Expires:
April 7, 2010

                                POWER OF ATTORNEY


STATE OF KANSAS            )
                           ) ss.
COUNTY OF SHAWNEE          )


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr. and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign the Registration Statement on Form N-14 applicable to the SBL Fund, File Number 333-13224 and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2006.



MICHAEL G. ODLUM
------------------------------------------------------
Michael G. Odlum


SUBSCRIBED AND SWORN to before me this 4th day of April, 2006.

                                                     Shelley R. Gower
                                                     Notary Public

My Commission Expires:
April 7, 2010

                                POWER OF ATTORNEY


STATE OF KANSAS            )
                           ) ss.
COUNTY OF SHAWNEE          )


KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned constitutes and appoints Donald A. Chubb, Jr., Michael G. Odlum and Brenda M. Harwood, and each of them their true and lawful attorney-in-fact as agent with full power of substitution and resubstitution of them in their name, place, and stead, to sign the Registration Statement on Form N-14 applicable to the SBL Fund, File Number 333-13224 and any amendment or supplement thereto, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of April, 2006.



MAYNARD F. OLIVERIUS
------------------------------------------------------
Maynard F. Oliverius


SUBSCRIBED AND SWORN to before me this 4th day of April, 2006.

                                                     Shelley R. Gower
                                                     Notary Public

My Commission Expires:
April 7, 2010